UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2006


                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


         Pennsylvania                 0-50684                     57-1199010
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(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)


1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania          19148
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act
___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
___  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On May 16, 2006, Gilbert Barsky and Nicholas M. Renzi retired from the Board of Directors of SE Financial Corp. (the "Company").

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SE FINANCIAL CORP.


Date: May 16, 2006                     By: /s/Pamela M. Cyr
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                                           Pamela M. Cyr
                                           President and Chief Executive Officer